                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Selected American Shares Fund, Inc.;
                     Selected Special Shares Fund, Inc; and
                      Selected Capital Preservation Trust.
                           (joint proxy solicitation)
               (Name of Registrants as Specified in their Charter)


(Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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       4)   Proposed maximum aggregate value of transaction:


       -----------------------------------------------------------------

       5)   Total fee paid:


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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:


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2)  Form, Schedule or Registration Statement No.:


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3)  Filing Party:


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4)  Date Filed:


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CONTENTS

1.  Shareholder Message
2.  Questions and Answers
3.  Notice of Special Meeting
4.  Proxy Statement
5.  Appendices

    A:  Definitions of Some Terms used in this Proxy
    B:  Eligible Votes of Each Selected Fund
    C:  Shareholders owning over 5% of any Fund
        And Nominees owning over 1% of any Fund
    D:  Audit Committee Charter
    E:  Officers of the Selected Funds, the Adviser, and the Sub-Adviser
    F:  New Advisory Agreements
    G:  New Sub-Advisory Agreements
    H: Dates that the Existing Advisory and Sub-Advisory Agreements were most recently submitted to shareholders.
    I: Other Investment Companies which Davis Selected Advisers serves as Investment Adviser
    J:  Proposed Fundamental Policies
    K:  Current Fundamental Policies for Each Selected Fund

6.  Form of Proxy Card
7.  Financial Advisers Letter

SHAREHOLDER MESSAGE

September 29, 2000

DEAR FELLOW SHAREHOLDER:

A special meeting of shareholders of all Selected Funds will take place on December 1, 2000, and we are asking for your participation. You do not need to attend the meeting to participate. It is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

EACH SELECTED FUND HAS FOUR PROPOSALS UP FOR A VOTE. SHAREHOLDERS OF ALL SELECTED FUNDS ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ITEMS:

1.   Election of the Board of Directors;

2. Approval of new advisory agreements with Davis Selected Advisers, L.P., its subsidiary Davis Selected Advisers - NY, Inc., and, for Selected Special Shares, Bramwell Capital Management, Inc.;

3. Approval of proposals that are intended to help the funds increase their management efficiency by granting them additional investment flexibility; and

4. Ratification of the selection of KPMG LLP as independent accountants of the funds.

NONE OF THESE PROPOSALS WILL INCREASE FEES OR CHANGE THE PORTFOLIO MANAGERS FOR YOUR INVESTMENTS.

The Directors unanimously recommend approving each of the proposals.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the funds.

Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or phone lowers proxy costs even further.

Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote.

We thank you for your time and attention to this important matter.

Sincerely yours,


James J. McMonagle
Chairman

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


WHAT ARE SHAREHOLDERS VOTING ON?

Selected Funds are asking shareholders to vote on four proposals:

1. TO ELECT DIRECTORS. Shareholders of each of the Selected Funds are being asked to elect or re-elect Selected Funds directors. Eight of the 10 directors are independent of the investment adviser.

2. TO RE-APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS. Shareholders of each Selected Fund are being asked to re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., and, for Selected Special Shares, Bramwell Capital Management, Inc. The agreements are not being changed, fees are not being increased, and the same portfolio managers will be managing your investments.

3. TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES. The main reason for these proposed changes is to allow the Funds a greater degree of investment flexibility.

4. TO RATIFY SELECTED FUNDS' INDEPENDENT ACCOUNTANTS. Shareholders are being asked to ratify the directors appointment of KPMG LLP as independent accountants.

MORE INFORMATION ABOUT THE PROPOSALS

The following tells you more about the proposals and explains the main reasons that the directors believe the proposals are in the best interests of shareholders.


WHAT ROLE DO THE DIRECTORS PLAY (PROPOSAL 1)?
The Board of Directors is responsible for protecting the interests of the Funds' shareholders. The Directors meet regularly to review the Funds' activities, contractual arrangements and performance. Directors are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities, and review contractual arrangements with companies that provide services to the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS (PROPOSAL 2)?
Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), controls, as general partner, Davis Selected Advisers, L.P., which provides investment advice and administrative services to each of the Selected Funds. On December 31, 2000, Venture Advisers, Inc., proposes to transfer control of Davis Selected Advisers, L.P., to Davis Investments, LLC (an entity controlled by Christopher C. Davis, son of Shelby M.C. Davis), which will become the new general partner of Davis Selected Advisers, L.P. This will be accomplished though the sale of 100 general partnership units from Venture Advisers, Inc., to Davis Investments, LLC. Venture Advisers, Inc., will continue to own approximately 44% of Davis Selected Advisers, L.P. The 1940 Act requires that directors and shareholders be asked to approve all advisory and sub-advisory agreements after a change in control such as this.

Neither the advisory nor the sub-advisory agreements are being changed, no new fees are being added and no fees are being increased. The same portfolio managers will continue to manage your investments. Shelby M.C. Davis will continue as Founder and Senior Research Adviser as described in the current prospectuses of each Fund.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES
(PROPOSAL 3)?
Some of the Selected Funds' policies reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. The Board of Directors believes the proposed changes in investment policies will benefit shareholders by allowing the portfolio managers of the Selected Funds to adapt more quickly to future changes in investment opportunities.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 4)?
The independent accountants act as the Selected Fund's auditors. They review the Funds' annual financial statements and provide other audit and tax-related services to the Funds.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?
Yes. The Directors have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for share you own of a Selected Fund on the record date. The record date is September 8, 2000.

HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes. You may use any of the following options, and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER PROXY EXPENSES. For Internet and touch-tone telephone voting, you will need the 12-digit number(s) on your enclosed proxy voting card(s).

o BY INTERNET: Go to the Internet address listed on your proxy card and follow the instructions.

o BY TOUCH-TONE PHONE: Call toll-free 1-877-779-8683 and follow the recorded instructions.

o BY FAX: Sign and date the proxy card. Fax both sides of the proxy card to 1-781-575-3957.

o BY MAIL: Mark your votes on the enclosed proxy card, sign your name exactly as it appears on your latest account statement. Be sure to date, and mail your vote using the postage-paid envelope provided.

REMEMBER: If you vote by Internet, fax or phone, you should not mail in your proxy card. Please make sure you vote all the enclosed proxy card(s).

If you have questions on any part of this document, please call our proxy solicitor, D.F. King, at 1-800-290-6424. A specially trained customer service representative will be pleased to assist you with any questions or instructions on how to vote your shares.

The information on these pages is only a summary. Before you vote, please read the following proxy statement.

It's important to vote as soon as you can.

NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF SELECTED FUNDS: Notice is hereby given that a special meeting of shareholders of Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 12 p.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2.   To re-approve the advisory and sub-advisory agreements;

3. To eliminate, reclassify or amend certain fundamental investment policies and restrictions; and

4.   To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Directors,



THOMAS TAYS
Secretary
September 29, 2000

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

              PROXY STATEMENT FOR SPECIAL MEETINGS OF SHAREHOLDERS
                   OF THE FUNDS TO BE HELD ON DECEMBER 1, 2000

                                 SELECTED FUNDS
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706

--------------------------------------------------------------------------------

INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each of the Selected Funds in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at each Fund's meeting. The meetings will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 12 p.m. Pacific Time. This proxy statement is first being mailed to shareholders on or about September 29, 2000. Appendix A defines some of the terms used in this proxy.

WHO MAY VOTE

The Board of Directors has fixed the record date as of the close of business on September 8, 2000. Only holders of shares of the Funds at the close of business on the record date are entitled to notice of, and to vote at, the meetings. Appendix B shows the eligible votes of each Selected Fund. "Eligible votes" is defined in Appendix A.

Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders may vote on such other business as may properly come before the meeting as required by law.

HOW TO VOTE

Shareholders are requested to vote by Internet, phone or by returning the enclosed proxy cards. Voting by Internet costs the Fund less than if you vote by telephone or mail. Depending on the number of Funds in which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If you properly execute and return your proxy cards prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy cards. If no instructions are marked on the proxy cards, the proxies will be voted FOR the proposals described in this proxy statement.

James McMonagle, Chairman of the Board of Directors, intends to be present at the meeting. No other Directors intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy.

(sidebar)

                          FUNDS VOTING ON EACH PROPOSAL
--------------------------------------------------------------------------------

ALL FUNDS VOTING
----------------
PROPOSAL 1: Electing or re-electing current directors.

PROPOSAL 2A: Re-approving advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc.

PROPOSALS 3A THROUGH 3G: Approving a uniform set of fundamental investment policies.

PROPOSALS 3H THOUGH 3L: Eliminate a variety of obsolete fundamental investment policies.

PROPOSAL 4: Ratifying the selection of KPMG LLP to serve as the Selected Funds' independent accountants.

SELECTED SPECIAL SHARES VOTING
------------------------------
PROPOSAL 2B: Re-approving the sub-advisory agreement with Bramwell Capital Management, Inc.

SELECTED AMERICAN SHARES VOTING
-------------------------------
PROPOSAL 3M: Eliminating a fundamental investment policy regarding associated persons.
(endsidebar)

PROPOSAL 1:

The ten (10) nominees for the board of directors who receive the highest number of votes will be elected directors. Selected U.S. Government Income Fund and Selected Daily Government Fund are the only authorized series of a single business trust and will jointly elect 10 trustees (referred to throughout this document as directors). Selected American Shares, Inc., and Selected Special Shares, Inc., will each elect 10 directors.

PROPOSAL 2:

The new advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.; and the sub-advisory agreement between Davis Selected Advisers, L.P., and Bramwell Capital Management, Inc., to manage the assets of Selected Special Shares, Inc., requires approval of a majority of the eligible votes of each Fund as defined by the 1940 Act. A majority of eligible votes of a Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

PROPOSAL 3:

The amendment or elimination of certain fundamental investment policies for each Fund requires the favorable vote of a majority of the eligible vote of a Fund as defined by the 1940 Act (see description of vote under Proposal 2 above).

PROPOSAL 4:

To ratify the selection of KPMG LLP as independent accountants, the proposal must receive the affirmative vote of the holders of a majority of the votes represented at the meeting.

OTHER VOTING-RELATED ISSUES

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Selected Funds represented at the meeting.

(sidebar)

                           IMPORTANT SERVICE PROVIDERS
--------------------------------------------------------------------------------

DAVIS SELECTED ADVISERS, L.P. Serves as adviser to each of the Selected Funds.

DAVIS SELECTED ADVISERS - NY, INC. A wholly owned subsidiary of the Adviser, provides investment advice to each of the Selected Funds.

BRAMWELL CAPITAL MANAGEMENT, INC. Manages the investment portfolio of Selected Special Shares.

DAVIS DISTRIBUTORS, LLC. A wholly owned subsidiary of the Adviser, serves as principal underwriter for each of the Selected Funds.

KPMG LLC. Serves as independent accountants for each of the Selected Funds.

D'ANCONA & PFLAUM. Serves as counsel for each of the Selected Funds and for their independent directors.

CUSTODIAN. State Street Bank

TRANSFER AGENT. Boston Financial Data Services

The address for Davis Selected Advisers, L.P., and Davis Distributors, LLC, is:
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The address for Davis Selected Advisers - NY, Inc., is: 609 Fifth Avenue, New York, New York 10017. (end sidebar)

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on any motion to adjourn or the election of directors (Proposal 1) and will not be counted as votes FOR Proposals 2 through 4. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 through 4.

SOLICITATION OF PROXIES

Each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The cost of these services will depend upon the amount and types of services rendered. The Adviser has agreed to pay 75% of the expenses of holding the special meeting of shareholders, including solicitation of proxies and the Selected Funds will pay 25% of the expenses. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this proxy statement, including the cost of retaining a proxy solicitation firm. The Adviser and the Selected Funds also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.

In addition to the solicitation of proxies by mail, officers of the Funds and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

Additional information about the Selected Funds and their operations may be found throughout the proxy statement.

SHAREHOLDER REPORTS

Each Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Selected Funds, P.O. Box 8243, Boston, Massachusetts 02266, or should call Selected Funds at 1-800-243-1575.

SUBMISSION OF SHAREHOLDER PROPOSALS
The Selected Funds are not required to hold annual shareholders' meetings, and none of the Funds intends to do so.

A Fund may hold special meetings as required or as deemed desirable by its Board of Directors for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for Selected American Shares and Selected Special Shares upon the written request of shareholders having at least 25% of the eligible votes that could be cast at the meeting. Special meetings may be called for Selected Capital Preservation Trust upon the written request of shareholders having at least 10% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular Selected Fund in which they own shares. The address for each Fund is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
Please advise the Selected Funds in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the particular Selected Fund, P.O. Box 8243, Boston, Massachusetts 02266.

PROPOSAL 1:
--------------------------------------------------------------------------------
ELECTION OF DIRECTORS

It is proposed that shareholders of each Selected Fund elect 10 nominees to serve as directors, each to hold office until a successor is elected and qualified. All 10 of the nominees currently serve as directors and it is proposed that they be reelected. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. The Board of Directors does not know of any reason why any nominee would be unable or unwilling to serve as a director, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Appendix C lists all shareholders that owned 5% or more of a Fund and any nominees who owned more than 1% of a Fund. The Selected Funds have no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of a Fund.

INFORMATION ABOUT THE NOMINEES

This table shows basic information about each nominee. Each nominee currently serves as a Director of each Selected Fund. For purposes of their duties as directors, the address of each individual listed below is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Eight of the 10 nominees are Independent Directors (that is they are not "interested persons" as defined in the 1940
Act). The interested directors are indicated by footnote below.


 NAME/BIRTHDATE         DIRECTOR SINCE                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

William P. Barr              1994          DIRECTOR. Executive Vice President
May 23, 1950                               and General Counsel, Verizon
                                           (formerly GTE Corporation) since July
                                           1994; Attorney General of the United
                                           States from August 1991 to January
                                           1993; Deputy Attorney General from
                                           May 1990 to August 1991; Assistant
                                           Attorney General from April 1989 to
                                           May 1990; Partner with the law firm
                                           of Shaw, Pittman, Potts & Trowbridge
                                           from 1984 to April 1989 and January
                                           1993 to August 1994.

Floyd A. Brown               1975          DIRECTOR. Retired staff announcer and
November 5, 1930                           program host for WGN Radio and
                                           Television, Chicago, Illinois; sole
                                           proprietor of The Floyd Brown Co.,
                                           Elgin, Illinois (advertising, media
                                           production and mass media marketing).

Andrew A. Davis*             1998          DIRECTOR. Director and President or
June 25, 1963                              Vice President of each of the Davis
                                           Funds (except Davis International
                                           Series, Inc.), Director and
                                           President, Venture Advisers, Inc.;
                                           President, Davis Investments, LLC;
                                           Director and Vice President, Davis
                                           Selected Advisers - NY, Inc.

 NAME/BIRTHDATE         DIRECTOR SINCE                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

Christopher C. Davis*        1998          DIRECTOR. Director and President or
July 13, 1965                              Vice President of each of the Davis
                                           Funds; Director, Vice Chairman,
                                           Venture Advisers, Inc.; Sole Member
                                           and Chief Executive Officer, Davis
                                           Investments, LLC; Director, Chairman,
                                           Chief Executive Officer, Davis
                                           Selected Advisers - NY, Inc.;
                                           Chairman and Director, Shelby Cullom
                                           Davis Financial Consultants, Inc.;
                                           Employee of Shelby Cullom Davis &
                                           Co., a registered broker/dealer;
                                           Director, Kings Bay Ltd., an offshore
                                           investment management company

Jerome E. Hass               1997          DIRECTOR. Professor of Finance and
June 1, 1940                               Business Strategy, Johnson Graduate
                                           School of Management, Cornell
                                           University; Consultant, National
                                           Economic Research Associates; former
                                           Chief of Division of Economic
                                           Research of the Federal Power
                                           Commission and Special Assistant to
                                           James R. Schlesinger at the Executive
                                           Office of the President of the United
                                           States

Katherine L. MacWilliams     1997          DIRECTOR. Vice President,
January 19, 1956                           International Finance, Coors Brewing
                                           Company; former Treasurer, Coors
                                           Brewing Company and Adolph Coors
                                           Company; former Vice President of
                                           Capital Markets for UBS Securities in
                                           New York; former member of the Board
                                           of International Swaps and
                                           Derivatives Association, Inc.

James J. McMonagle           1990          CHAIRMAN AND DIRECTOR. Senior Vice
October 1, 1944                            President and General Counsel of
                                           University Hospitals Health System,
                                           Inc., and University Hospitals of
                                           Cleveland; from 1976 to 1990, Judge
                                           of the Court of Common Pleas,
                                           Cuyahoga County, Ohio

Richard O'Brien              1996          DIRECTOR. Corporate Economist for
September 12, 1945                         Hewlett-Packard Company; Director,
                                           National Association of Business
                                           Economists; former President of the
                                           Northern California High Technology
                                           Council and former Chairman of the
                                           Economic Advisory Council of the
                                           California Chamber of Commerce

Larry J.B. Robinson          1988          DIRECTOR. General Partner, Robinson
October 28, 1928                           Investment Company; Private Investor
                                           and Venture Capitalist; owned J.B.
                                           Robinson Jewelers and radio stations;
                                           Adjunct Professor, Case Western
                                           Reserve University; many non-profit
                                           boards including Cleveland Orchestra;
                                           occasionally foreign correspondent in
                                           Mid East and Balkans. Management
                                           Consultant

Marsha Williams              1996          DIRECTOR. Director of each of the
March 28, 1951                             Davis Funds (except Davis
                                           International Series, Inc.); Chief
                                           Administrative Officer, Crate &
                                           Barrel; Director, Modine
                                           Manufacturing, Inc.; Director,
                                           Chicago Bridge & Iron Company, M.V.;
                                           former Vice President and Treasurer,
                                           Amoco Corporation

* Andrew A. Davis and Christopher C. Davis are both owners and officers of the Adviser and indirect owners of the Principal Underwriter and "interested persons" of the Funds as defined in the 1940 Act.

DIRECTOR ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES. Each Selected Fund's Board of Directors met four times in person during calendar year 1999 and has met in person three times through August 2000 with a total of four in-person meetings scheduled in the year 2000. In calendar year 1999 Mr. Barr was unable to attend two meetings, all other Directors attended at least 75% of those meetings.

Each Selected Fund has a Fiduciary & Audit Committee, which is comprised entirely of Independent Directors (William Barr, Chair; Jerome Hass, James McMonagle and Marsha Williams). The Fiduciary & Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 1999. Mr. Barr and Ms. Williams were unable to attend one of the meetings, every other member of the Fiduciary & Audit Committee attended both meetings. The Audit Committee has a written charter, attached as Appendix D.

Each Selected Fund also has a Nominating Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chair, William Barr, James McMonagle, and Larry J.B. Robinson), which meets as often as deemed appropriate by the Nominating Committee. As there were no vacancies on the Board, the Nominating Committee did not meet during calendar year 1999. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Selected Funds, at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

COMPENSATION OF DIRECTORS, OFFICERS AND OTHERS. Directors and officers of the Selected Funds who are also "interested persons" of the Funds receive no compensation from the Selected Funds. Officers of the Funds receive no compensation from the Funds. Each Independent Director (except the Chairman) currently receives an aggregate quarterly fee of $4,500 from Selected Funds and an additional aggregate of $2,500 from the Selected Funds for each regular meeting of the Board of Directors and is reimbursed for all reasonable out-of-pocket expenses. The Chairman of the Board receives an aggregate quarterly fee of $9,000 from Selected Funds and an additional aggregate of $5,000 from the Selected Funds for each regular meeting of the Boards of Directors and is reimbursed for all reasonable out-of pocket expenses. The Chairmen of the Fiduciary & Audit Committee, Portfolio & Performance Review Committee, Marketing Committee, and Nominating Committee each receives an additional $1,000 per calendar quarter. The compensation paid to each Director is shown in the table below.

The Selected Funds have a profit sharing plan whereby Directors may elect to defer current compensation and invest the proceeds in the Selected Funds.

AGGREGATE COMPENSATION FROM THE SELECTED FUNDS
FOR FISCAL YEAR-END DECEMBER 31, 1999


     NAME/POSITION         SELECTED AMERICAN    SELECTED SPECIAL      SELECTED CAPITAL     TOTAL COMPENSATION
                             SHARES, INC.         SHARES, INC.       PRESERVATION TRUST   FROM THE FUND COMPLEX
----------------------------------------------------------------------------------------------------------------
WILLIAM P. BARR                $27,456                $838                  $1,206               $29,500
Director


                                       7


     NAME/POSITION         SELECTED AMERICAN    SELECTED SPECIAL      SELECTED CAPITAL     TOTAL COMPENSATION
                             SHARES, INC.         SHARES, INC.       PRESERVATION TRUST   FROM THE FUND COMPLEX
----------------------------------------------------------------------------------------------------------------


FLOYD A. BROWN                 $29,775                $913                  $1,312               $32,000
Director

ANDREW A. DAVIS                  $0.00               $0.00                   $0.00                 $0.00
Director

CHRISTOPHER C. DAVIS             $0.00               $0.00                   $0.00                 $0.00
Director

JEROME E. HASS                 $26,055                $800                  $1,145               $28,000
Director

KATHERINE L. MACWILLIAMS       $29,775                $913                  $1,312               $32,000
Director

JAMES J. MCMONAGLE             $52,111              $1,600                  $2,289               $56,000
Chairman

RICHARD O'BRIEN                $29,775                $913                  $1,312               $32,000
Director

LARRY J.B. ROBINSON            $23,735                $725                  $1,040               $25,500
Director

MARSHA WILLIAMS                $21,888                $671                    $941               $77,150
Director


The Board of Directors recommends that you vote FOR each nominee.

PROPOSAL 2:
--------------------------------------------------------------------------------
TO APPROVE OF NEW ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS, INC.; NEW SUB-ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS - NY, INC.; AND A NEW SUB-ADVISORY AGREEMENT WITH BRAMWELL CAPITAL MANAGEMENT, INC.

PROPOSAL 2A

The Board of Directors, including the Independent Directors, has approved and recommends that shareholders of each Selected Fund approve the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. ("Adviser"), and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.

PROPOSAL 2B

In addition, the Board of Directors, including the Independent Directors, has approved and recommends that shareholders of Selected Special Shares, Inc., approve the New Sub-Advisory Agreement with Bramwell Capital Management, Inc.

The agreements are not being materially changed, fees are not being increased and the same portfolio managers will continue managing your investments. The only reason shareholders are being asked to re-approve the agreements is due to the proposed change in control.

PROPOSED CHANGE IN CONTROL. Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls the Adviser that provides investment advice and administrative services to each of the Selected Funds. Venture Advisers, Inc., proposes to transfer control of the Adviser to Davis Investments, LLC, on December 31, 2000. Davis Investments, LLC, is controlled by Christopher C. Davis, son of Shelby M.C. Davis. Davis Investments, LLC, will become the new general partner of the Adviser. Venture Advisers, Inc., and Davis Investments, LLC, both have the same business address as the Adviser. Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectuses of each Selected Fund. The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements.

Venture Advisers, Inc., currently controls the Adviser by owning all of the general partnership units issued by the Adviser. Venture Advisers, Inc., proposes to transfer 100 general partnership units to Davis Investments, LLC. Immediately thereafter Venture Advisers, Inc., would convert its remaining general partnership units into limited partnership units. Venture Advisers, Inc., would continue to own approximately 44% of the economic value of the Adviser as a limited partner. Davis Investments, LLC, would then own all of the general partnership units issued by the Adviser, be the general partner and thereby control the Adviser. Davis Investments, LLC, will pay approximately $11,000 to Venture Advisers, Inc., as consideration for purchasing general partnership units.

Christopher Davis is the vice chairman and a director of Venture Advisers, Inc., Christopher Davis is also sole member and chief executive officer of Davis Investments, LLC. Christopher Davis serves as a portfolio manager of Selected American Shares. Christopher Davis would continue to serve as portfolio manager after the change in control. Bramwell Capital, Inc., does not anticipate a change in control at this time. The officers of the Selected Funds, the Adviser, Davis Selected Advisers - NY, Inc., and Bramwell Capital, Inc., will not change as a result of the change in control. Officers are listed in Appendix E.

The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements. Therefore, shareholders of each Fund are being asked to approve the New Advisory and Sub-Advisory Agreements with the Adviser and Davis Selected Advisers - NY, Inc. In addition, shareholders of Selected Special Shares are being asked to approve the New Sub-Advisory Agreement with Bramwell Capital Management, Inc. If such approvals are not obtained, the change in control will be delayed and the Existing Advisory and Sub-Advisory Agreements will remain in full force and effect.

TERMS OF THE NEW ADVISORY AGREEMENTS. Shareholders of each Fund are being asked to approve the New Advisory Agreements without material change from the Existing Advisory Agreements. The following discussion of the New Advisory Agreements is qualified in its entirety by reference to the form of the New Advisory Agreements set forth in Appendix F.

As under the Existing Advisory Agreements, the New Advisory Agreements provide that the Adviser, subject to the general supervision of the Board of Directors, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Selected Funds pay for all expenses of their operations not specifically assumed by the Adviser. The Board of Directors may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Selected Funds or contract with another person to perform them. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Selected Funds or any shareholder of the Selected Funds for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMS OF THE NEW SUB-ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS - NY, INC. Shareholders are being asked to approve the New Sub-Advisory Agreements without material change from the Existing Sub-Advisory Agreements. The following discussion of the New Sub-Advisory Agreements is qualified in its entirety by reference to the form of the New Sub-Advisory Agreements set forth in Appendix
G. The Adviser, not the Selected Funds, pays for Davis Selected Adviser - NY, Inc.'s services.

As under the Existing Sub-Advisory Agreements, Davis Selected Advisers - NY, Inc., a wholly owned subsidiary of the Adviser, located at 609 Fifth Avenue, New York, New York 10017, agrees to perform research and portfolio management functions for the Funds on behalf of the Adviser.

Davis Selected Advisers - NY, Inc., performs research and portfolio management services as requested by the Adviser. Davis Selected Advisers - NY, Inc., is responsible for complying with stated policies and applicable laws, including compliance with the Adviser's Code of Ethics. As payment for its services, the Adviser pays Davis Selected Advisers - NY's reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement and, in addition, an agreed profit margin. The Adviser and not the Selected Funds pay all the fees paid to Davis Selected Advisers - NY, Inc. The New Sub-Advisory Agreements will not affect the fees paid by the Selected Funds.

The Adviser and the Board of Directors believe the New Sub-Advisory Agreements are advantageous to the Selected Funds because they enable the Adviser, through Davis Selected Advisers - NY, Inc., to continue to attract additional, experienced personnel to perform services on behalf of the Selected Funds but who desire to remain in the vicinity of New York City.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT WITH BRAMWELL CAPITAL MANAGEMENT, INC. Shareholders of Selected Special Shares are being asked to approve the New Sub-Advisory Agreement without material change from the Existing Sub-Advisory Agreement. The following discussion of the New Sub-Advisory Agreements qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix G. The Adviser, not Selected Special Shares, pays for Bramwell Capital Management, Inc.'s services.

As under the Existing Sub-Advisory Agreement, Bramwell Capital Management, Inc., located at 745 Fifth Avenue, 16th Floor, New York, New York 10151, agrees to act as the investment sub-adviser for Selected Special Shares and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Directors and the Adviser. Bramwell Capital Management, Inc., is responsible for complying with stated policies and applicable laws. As payment for its services, the Adviser pays

Bramwell Capital Management, Inc., 50% of total management fees paid by Selected Special Shares to the Adviser, reduced by 50% of any trail commissions paid to dealers by the Adviser in excess of 25 basis points per annum. The minimum annual fee is $150,000. The Adviser and not the Selected Funds pay all the fees paid to Bramwell Capital Management, Inc. The New Sub-Advisory Agreements will not affect the fees paid by Selected Special Shares.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, Bramwell Capital Management, Inc., will not be subject to liability to Selected Special Shares or any shareholder for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Appendix H lists the date when the Existing Advisory and Sub-Advisory Agreements were last presented to shareholders for approval and the purpose of the vote.

ADVISORY FEES. No new fees are being added and no fees are being increased. The advisory fee is calculated and paid monthly and is expressed as an annual percentage of each Fund's average net assets.

Selected American Shares pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $2 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion. For the year ended December 31, 1999, Selected American Shares paid the Adviser 0.57% of net assets for its services.

Selected Special Shares pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.70% on the first $50 million; 0.675% on the next $100 million; 0.65% of the next $100 million, and 0.60% on amounts over $250 million. For the year ended December 31, 1999, Selected Special Shares paid the Adviser 0.69% of net assets for its services.

Selected U.S. Government Income Fund and Selected Daily Government Fund pay the Adviser a flat fee at the annual rate of 0.30% of average net assets. For the year ended December 31, 1999, Selected U.S. Government Income Fund paid the Adviser 0.42% of net assets. The fee was 0.50% until August 1, 1999, and 0.30% thereafter. For the year ended December 31, 1999, Selected Daily Government Fund paid the Adviser 0.30% of net assets for its services.

These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives. Under the Sub-Advisory Agreements with DSA-NY the Adviser pays all of DSA-NY's direct and indirect costs of operations. The Adviser and not the Funds pay all of the fees paid to DSA-NY.

Appendix I lists other investment companies with investment objectives similar to the Selected Funds that the Adviser serves as investment adviser. The Adviser also serves as sub-adviser to other investment companies with similar investment objectives. As sub-adviser, the Adviser is not responsible for managing the investment companies or supervising other service providers and the negotiated fees reflect this fact.

SHAREHOLDER SERVICES FEES. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides advisory services, which are described above. The Selected Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services and qualification of its shares under federal and state securities laws. Each Selected Fund reimburses the Adviser for providing certain shareholder services. For the fiscal year ended December 31, 1999, such fees totaled: Selected American Shares, $128,133; Selected Special Shares, $13,951; Selected U.S. Government Income Fund, $857; and Selected Daily Income Fund, $4,822. These services will not be affected by the approval or disapproval of Proposal 2.

PORTFOLIO TRANSACTIONS. Shelby Cullom Davis & Co. ("SCD") is a broker-dealer who may be considered an affiliated person of the Adviser because Davis family members also control it. SCD executes certain brokerage transactions for the Selected Funds. The Adviser follows procedures designed to ensure that the commissions paid to SCD are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged the Selected Funds by SCD do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities. During the year ended December 31, 1999, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund did not pay any commissions to SCD. During the same year Selected American Shares paid $140,159 in commissions to SCD representing 6.23% of the total commissions paid by the Fund.

EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS. If approved by shareholders, the New Advisory and Sub-Advisory Agreements will take effect immediately upon the change in control and will remain in effect through January 1, 2003, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Fund. If the New Advisory and Sub-Advisory Agreements are not approved, the change in control described above will be delayed while other options are considered. If Proposal 2 is not approved, the Existing Advisory and Sub-Advisory Agreements will continue in effect through March 31, 2001, and thereafter only as long as their continuance is approved at least annually as described above.

MATTERS CONSIDERED BY THE BOARD

On April 19, 2000, the Board of Directors, including all of the Independent Directors approved of the Existing Advisory and Sub-Advisory Agreements without any material changes. At that meeting the Independent Directors were notified of the proposed change in control.

On July 28, 2000, the Board of Directors, including all of the Independent Directors approved the New Advisory and Sub-Advisory Agreements following the change in control and called for a meeting of shareholders to approve the New Advisory and Sub-Advisory Agreements following the change in control.

In their April 19, 2000, meeting, the Independent Directors reviewed materials specifically relating to the Existing Advisory and Sub-Advisory Agreements. These materials included: (i) information on the investment performance of each Selected Fund compared against a peer group of funds, (ii) sales and redemption data in respect of each Selected Fund, (iii) information concerning the expenses of each Selected Fund compared against a peer group of funds, and (iv) The Adviser's, Davis Selected Advisers - NY, Inc.'s, and Bramwell Capital Management Inc.'s operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Selected Fund's shares, (ii) the allocation of each Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Selected Funds' third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Selected Funds' investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In their July 28, 2000, meeting, the Independent Directors considered the New Advisory and Sub-Advisory Agreements, including: (i) Davis Selected Advisers, Inc., Davis Selected Advisers - NY, Inc., and Bramwell Capital Management, Inc., do not anticipate any material changes in their operations as a result of the proposed change in control, (ii) the Funds would continue to be managed by the same portfolio managers, (iii) Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectus, (iv) Davis Selected Advisers, L.P.'s, Davis Selected Advisers - NY, Inc.'s, and Bramwell Capital Management, Inc.'s senior management will not change as a result of the change in control, and (v) the advisory and sub-advisory agreements will be materially unchanged, including no new fees and no increase in fees. The Directors discussed whether any additional information was needed and concluded that it was not.

CONCLUSION. In considering the Existing Advisory and Sub-Advisory Agreements in the April meetings and the New Advisory and Sub-Advisory Agreements in July, the Board of Directors and the Independent Directors did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors and Independent Directors concluded that the New Advisory and Sub-Advisory Agreements are fair and reasonable and that they should be approved without material change following the change in control.

The Board of Directors, including the Independent Directors, voted to approve the submission of the New Advisory and Sub-Advisory Agreements to shareholders of the Selected Funds and recommends that shareholders vote FOR Proposal 2.

PROPOSAL 3:
--------------------------------------------------------------------------------
ELIMINATING OR AMENDING FUNDAMENTAL
INVESTMENT POLICIES AND RESTRICTIONS

BACKGROUND

Each Selected Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

The Selected Funds generally classify their investment policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of a Fund's Board of Directors. The 1940 Act requires mutual funds to classify only certain policies as fundamental. With this proposal, the Selected Funds seek to modernize their fundamental policies and gain greater investment flexibility by adopting a set of uniform fundamental investment policies. A copy of the proposed uniform fundamental investment policies is included in Appendix J. Adopting the proposed uniform fundamental investment policies involves restating certain fundamental policies and eliminating other, unnecessary fundamental policies.

Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. For example, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Selected Funds by various states are no longer required.

Recently, the Adviser performed a comprehensive review of the Selected Funds' fundamental and non-fundamental policies. Based on the recommendations of the Adviser, the Board of Directors has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental and eliminate those policies that are not required under the law.

If each element of Proposal 3 is approved, each of the Selected Funds will have a uniform set of fundamental policies. Each of the Selected Funds may adopt any number of non-fundamental policies that the Board of Directors can change or eliminate without the expense and delay of holding a shareholder meeting. After the results of the shareholders meetings are known, the Board of Directors will consider which non-fundamental policies should be adopted.

Approval of these changes by shareholders would allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Directors and consistent with legal requirements, including published SEC staff positions. The Adviser believes that the proposed changes will enhance its ability to manage the Selected Funds' investment portfolios.

Each proposed change to a Fund's fundamental policies recommended by the Board of Directors is discussed in detail below. The exact language of each fundamental policy is presented, often followed by further discussion of the policy. If approved, the fundamental policy could not be changed again without a shareholder vote. The discussion following the fundamental policy could be changed by the Board of Directors without a shareholder vote to reflect changes in the governing law. In order to help you understand the proposed changes, we have attached Appendices J and K to this proxy statement. Appendix J shows the proposed uniform fundamental polices that each of the Selected Funds would adopt. Appendix K shows each Selected Fund's current fundamental policies proposed to be replaced by new fundamental policies or eliminated.

VOTING REQUIREMENTS

Approval of each element of Proposal 3 requires the favorable vote of a majority of the eligible votes of a Fund as defined by the 1940 Act. Proposal 3 is separated into elements specific to each type of fundamental policy involved, e.g., diversification, borrowing and concentration. You may vote separately for or against each element of Proposal 3.

If shareholders of a Fund approve some, but not all, elements of Proposal 3, the Fund will have a combination of certain current fundamental policies and certain new fundamental policies. The Funds intend to implement new policies after the meeting, as soon as practicable.

The Board of Directors recommends that you vote FOR Proposal 3 and all its elements.

PROPOSAL 3A:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION

Each of the Selected Funds is currently diversified. If this element of Proposal 3 is adopted each of the Funds would each have greater investment flexibility yet remain diversified mutual funds. This would not result in a material change in the investment strategy of either Selected U.S. Government Income Fund or Selected Daily Government Fund. Appendix K shows each Selected Fund's current fundamental policy.

Proposal 3A would give Selected American Shares and Selected Special Shares greater investment flexibility by permitting the Funds to acquire larger positions in the securities of individual companies. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations. The Adviser will use the increased flexibility to invest more than 5% of a Fund's total assets in an issuer's securities only when it believes the securities potential return justifies accepting the risks associated with the higher level of investment.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR ALL SELECTED FUNDS WOULD BE:

Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

PROPOSAL 3B:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING CONCENTRATION

Each of the Selected Funds is prohibited from concentrating their investments in a specific industry by investing 25% or more of their assets in companies considered to be in the same industry. The proposed uniform language would not affect the Funds' current investment strategy, but their replacement with a more flexible fundamental policy could provide investment flexibility in the future. Appendix K shows each Fund's current fundamental policy. A fund that concentrates its investments in a single industry may be subject to greater risks than a fund that does not concentrate its investments. The fund's investment performance, both good and bad, may be expected to reflect the economic performance of the industry in which it concentrates. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund's assets in a specific industry increases the Fund's exposure to risks associated with that industry's financial condition and business operations. The Board of Directors believes that approval of this element of Proposal 3 is in the best interests of the Funds and their shareholders.

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR ALL SELECTED FUNDS WOULD BE:

Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

PROPOSAL 3C:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING SENIOR SECURITIES

Currently, each of the Selected Funds has a fundamental policy governing the issuance of senior securities that is more restrictive than the 1940 Act currently allows. Selected American Shares and Selected Special Shares are both limited to 5% of total assets while Selected U.S. Government Income Fund and Selected Daily Government Fund are both restricted from issuing any senior securities. Appendix K shows each Fund's current fundamental policy. The proposed uniform language would not affect the Funds' current investment strategy but their replacement with a more flexible fundamental policy could provide investment flexibility in the future. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, issuing a larger percentage of senior securities could have the effect of leveraging a Fund's investment portfolio, increasing the potential for both gains and losses. A short sale involves borrowing a security that the Fund does not currently own and selling it in the hope of buying it back later at a lower price. The Fund would suffer a loss if the security increased in value after the Fund sold it short and before it bought it back. The Board of Directors believes that approval of this element of Proposal 3 is in the best interests of the Funds and their shareholders.

THE NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES FOR ALL SELECTED FUNDS WOULD BE:

Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

PROPOSAL 3D:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING BORROWING

The current fundamental policy regarding borrowing by each Selected Fund is more restrictive than required by the 1940 Act. It is proposed that each Selected Fund adopt a new fundamental policy regarding borrowing that provides more flexibility. Appendix K shows each Selected Fund's current fundamental policy.

This element of Proposal 3 would increase the borrowing limits for each of the Selected Funds. The current policies limit borrowings to 10% of total assets and do not allow the funds to purchase additional portfolio securities with borrowed money. The proposed policies would allow the Funds to borrow up to the 1940 Act limit (currently 33 1/3% of total assets measured after the borrowing, plus an additional 5% from any source, for a total of 38 1/3%) and not allow the funds to purchase additional portfolio securities if borrowing exceeds 5% of total assets. This prevents the Funds from borrowing money for the purpose of leveraging their portfolios. The expanded borrowing limits may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. Borrowing money to meet redemptions rather than immediately selling portfolio securities would have the effect of temporarily leveraging a fund's assets and potentially exposing the fund to leveraged losses. The Adviser believes that this more flexible fundamental borrowing policy is in the best interests of the funds and their shareholders because it will allow the Selected Funds, subject to approval by the Board of Directors, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

THE NEW FUNDAMENTAL POLICY ON BORROWING FOR ALL SELECTED FUNDS WOULD BE:

Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

PROPOSAL 3E:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING UNDERWRITING

Each of the Selected Funds currently has a fundamental policy that prevents it from engaging in the underwriting of securities, except in connection with the disposition of securities from its investment portfolio. Appendix K shows each Selected Fund's current fundamental policy. Underwriting securities can result in losses due to the volatility of equity markets. The Funds have not engaged in underwriting in the past and do not intend to do so regardless of whether or not this element of Proposal 3 is approved. Replacing the current fundamental policy with a more flexible fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to adopt appropriate policies without the time and expense of holding a meeting of shareholders. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 is in the best interests of the Funds and their shareholders.

THE NEW FUNDAMENTAL POLICY ON UNDERWRITING FOR ALL SELECTED FUNDS WOULD BE:

Underwriting. The Fund may not underwrite securities of other issuers, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

PROPOSAL 3F:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding investment in commodities and real estate. Each of the Selected Funds' current fundamental policy restricting investments in commodities and real estate is more restrictive than required by the 1940 Act.

Appendix K shows each Selected Fund's current fundamental policy.

Proposal 3F would adopt a new fundamental policy restricting investments in commodities and real estate that provides more flexibility. Neither the current nor the proposed fundamental policy prevents the equity funds from investing in securities issued by real estate companies. Investments in commodities can be volatile and are often leveraged. Direct investments in real estate and minerals (as opposed to investing in securities issued by real estate or natural resource companies) can be illiquid. The Selected Funds do not intend to change their investment strategies and invest in either commodities or directly in real estate as a result of a change in this policy. The Adviser believes that this more flexible fundamental policy restricting investments in commodities and real estate is in the best interests of the funds and their shareholders because it will allow the Selected Funds, subject to approval by the Board of Directors, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

THE NEW FUNDAMENTAL POLICY FOR ALL SELECTED FUNDS REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

PROPOSAL 3G:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING MAKING LOANS

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding making loans. Each of the Selected Funds' current fundamental policy restricting making loans is more restrictive than required by the 1940 Act. Currently Selected American Shares, Selected Special Shares, and Selected U.S. Government Income Fund may not lend money but may engage in securities lending. Currently Selected Daily Government Fund may neither lend money nor engage in securities lending. Appendix K shows each Fund's current fundamental policy. It is proposed that each Selected Fund adopt a new fundamental policy restricting making loans, which provides more flexibility. Even Funds that do not pursue current income as an investment objective may benefit from the incremental income earned from activities such as stock lending. This additional income may offset a portion of the Fund's operational expenses. Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Selected Funds deal only with counter-parties they believe to be creditworthy and require that the counter-party deposit collateral with the Funds.

THE NEW FUNDAMENTAL POLICY FOR ALL SELECTED FUNDS REGARDING MAKING LOANS WOULD
BE:

Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not be deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

PROPOSAL 3H:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING PLEDGING, MORTGAGING AND HYPOTHECATION

Each of the Selected Funds currently has fundamental policies limiting the Fund's ability to pledge, mortgage or hypothecate their assets. The Funds use their assets as collateral when they borrow money (see Proposal 3D regarding borrowing money). Appendix K shows each Selected Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. Pledging fund assets creates a risk that the borrower will keep those assets in the event that the Fund fails to repay any loans of which the assets are used to collateralize. The current fundamental policies may limit the Funds' ability to borrow money because they could not offer lenders sufficient collateral. The Adviser believes that the risk of losing pledged securities is a reasonable risk to assume to ensure the Funds' ability to borrow money when necessary. Accordingly, the Board of Directors believes that elimination of the current fundamental policies regarding pledging, mortgaging and hypothecation is in the best interests of the Selected Funds and their shareholders.

PROPOSAL 3I:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN OPTIONS AND FUTURES CONTRACTS

The Selected Funds' current fundamental policies limit the Funds' ability to purchase or sell put and call options. Selected U.S. Government Income Fund's current fundamental policy also limits its ability to purchase or sell futures contracts. Appendix K shows each Selected Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. Investing in options can involve substantial risks, including the potential loss of the entire premium paid when purchasing options and a potentially unlimited risk when selling options without owning the underlying securities. Purchasing and selling futures contracts can also involve potentially unlimited risk if not engaged in as a hedging strategy. If this policy is eliminated and the Adviser determines it is advisable to so invest, shareholders would have a greater exposure to these risks. Because the Adviser does not currently intend to engage in material purchases or sales of options, it does not believe that elimination of the current fundamental policy would materially increase the risks to the Selected Funds or their shareholders. In the future, if the Adviser deemed it advisable to engage in purchases or sales of options, it would only do so in conformance with the Funds' then current registration statement. Accordingly, the Board of Directors believes that elimination of the current fundamental policies regarding investment in options is in the best interests of the Selected Funds and their shareholders.

PROPOSAL 3J:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Selected Funds' current fundamental policies limit the Funds' ability to invest in other registered investment companies. Appendix K shows each Selected Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company, (ii) investing 5% of its total assets in the securities of a single other investment company, and (iii) investing 10% of its total assets in securities of all other investment companies.

Rule 2a-7 imposes additional limitations on the money market funds' investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments that present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

Elimination of the current fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. These expenses would be in addition to the expenses directly by the Fund and, to some extent, may be duplicative. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for a fund and its shareholders.

The Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to the Selected Funds or their shareholders both because the Adviser has no current intention to invest in other investment companies and also because of the 1940 limitations. The Board of Directors believes that elimination of the current fundamental policies regarding investment in other investment companies is in the best interests of the Selected Funds and their shareholders.

PROPOSAL 3K:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICIES
REGARDING SHORT SELLING AND MARGIN

The Selected Funds' current fundamental policies limit the Funds' ability to sell short or buy on margin. Appendix K shows each Selected Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. A short sale involves borrowing a security that the Fund does not currently own and selling it in the hope of buying it back later at a lower price. The Fund would suffer a loss if the security increased in value after the Fund sold it short and before it bought it back. Selling securities short theoretically incurs the risk of unlimited losses. Buying on margin involves borrowing money to purchase additional securities. Using margin risks leveraging the investment portfolio, which can magnify both gains and losses. Because the Adviser does not currently intend to engage in either of these activities, it does not believe that elimination of the current fundamental policy would materially increase the risks to the Selected Funds or their shareholders. In the future, if the Adviser deemed it advisable to engage in short selling or margin, it would only do so in conformance with the Funds' then current registration statement. Accordingly, the Board of Directors believes that elimination of the current fundamental policies regarding short selling and margin is in the best interests of the Selected Funds and their shareholders.

PROPOSAL 3L:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS

Each of the Selected Funds have fundamental policies prohibiting the Fund from purchasing more illiquid securities if, after the purchase, more than a stated value of the Fund's net assets would be invested in illiquid securities. Selected American Shares and Selected Special Shares are each limited to 15% of net assets. Selected U.S. Government Income Fund and Selected Daily Government Fund are each limited to 10% of total assets. Selected U.S. Government Income Fund and Selected Daily Government Fund also currently have fundamental investment policies prohibiting the Funds from entering into repurchase agreements maturing in more than seven days if, as a result, more than 10% of the value of the Fund's total assets would be invested in such securities. The Adviser considers repurchase agreements maturing in more than seven days to simply be another form of illiquid security, and thus, a separate fundamental policy dealing specifically with repurchase agreements is unnecessary. Appendix K shows each Fund's current fundamental policy.

The Funds' current fundamental policies are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. Current SEC rules, which have changed in the past and may be changed in the future, limit a mutual fund's investment in illiquid securities to not more than 15% of total assets. If this element of Proposal 3 is approved each of the Selected Funds intend to adopt a non-fundamental policy limiting investments in illiquid securities to no more than 15% (10% for Selected Daily Government Fund) of the value of total assets. In the event the Fund's illiquid holdings exceeded 15% (10% for Selected Daily Government Fund) of its assets (perhaps due to market appreciation) the Adviser would act promptly to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

Because the Selected Funds intend to adopt the non-fundamental policy described above, the Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to the

Selected Funds or their shareholders. Approval of this element of Proposal 3 would allow the Board of Directors to take appropriate and timely action to adopt or amend a non-fundamental policy without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Selected Funds and their shareholders.

PROPOSAL 3M:
--------------------------------------------------------------------------------
PROPOSAL TO ELIMINATE SELECTED AMERICAN SHARES' FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMPANIES WITH AFFILIATED PERSONS

Selected American Shares' current fundamental policy limits the Fund's ability to purchase securities of issuers whose securities are owned by officers or directors of the Funds or by the Adviser. Appendix K shows Selected American Shares' current fundamental policy.

The 1940 Act does not require mutual funds to adopt fundamental policies regarding investments in companies with affiliated ownership. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This fundamental policy was intended to prevent potential conflicts of interest and self-dealing. Because the Selected Funds invest primarily in established companies, it is unlikely that any of the Funds' officers or directors would own 1/2 of 1 percent or more of a company that the Funds would invest in, or that the Fund's officers and directors would, in aggregate own 5% or more of a company that the Funds would invest in. Moreover, the Adviser believes that even if such cross ownership existed, it is unlikely that such ownership actually would result conflicts of interest or self-dealing. The Adviser believes that the burden of the paperwork that the current fundamental policy imposes exceeds any potential benefits. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Selected Funds and their shareholders.

PROPOSAL 4:
--------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF KPMG LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS

By a vote of the Independent Directors, the firm of KPMG LLP has been selected as independent accountants for each of the Selected Funds to sign or certify any financial statements of each Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Selected Funds, by vote of a majority of their eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Selected Funds that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Selected Funds inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the Selected Funds and provide other audit and tax-related services. In recommending the selection of the Selected Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

LIST OF APPENDICES

APPENDIX A:     Definitions of Some Terms used in this Proxy

APPENDIX B:     Eligible Votes of Each Selected Fund

APPENDIX C:     Nominees owning over 1% of any Fund
                and Shareholders owning over 5% of any Fund

APPENDIX D:     Audit Committee Charter

APPENDIX E:     Officers of the Selected Funds, the Adviser, Davis Selected
                Advisers - NY, Inc., and Bramwell Capital Management, Inc.

APPENDIX F:     New Advisory Agreements

APPENDIX G:     New Sub-Advisory Agreements

APPENDIX H:     Dates that the Existing Advisory and Sub-Advisory Agreements were most recently submitted to shareholders

APPENDIX I:     Other Investment Companies which
                Davis Selected Advisers serves as Investment Adviser

APPENDIX J:     Proposed Fundamental Policies

APPENDIX K:     Current Fundamental Policies for Each Selected Fund

APPENDIX A:
--------------------------------------------------------------------------------
DEFINITIONS OF SOME TERMS USED IN THIS PROXY

1940 ACT: The Investment Company Act of 1940 and the rules and regulations thereunder.

ADVISER: Davis Selected Advisers, L.P.

BOARD OR BOARD OF DIRECTORS: The board of directors for each Fund. The term is used in the singular because the board for each fund is comprised of the same individuals.

DIRECTOR: A member of the Board of Directors of Selected American Shares, Inc., and Selected Special Shares, Inc.; and a trustee of Selected Capital Preservation Trust (which is governed by a board of trustees).

ELIGIBLE VOTE: The holder of each full share of a Fund outstanding as of the close of business on the record date is entitled to one vote for each share and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings.

EXISTING ADVISORY AGREEMENTS: The existing advisory agreements between the Adviser and Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

EXISTING SUB-ADVISORY AGREEMENTS: The existing sub-advisory agreements between the Adviser and Davis Selected Advisers - NY, Inc., on behalf of Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust. Also the existing sub-advisory agreement between the Adviser and Bramwell Capital Management, Inc.

FUND: Any of the four Selected Funds: Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund, or Selected Daily Government Fund.

INDEPENDENT ACCOUNTANTS: KPMG LLP serves as independent accountants of the Selected Funds.

INDEPENDENT DIRECTORS: Those directors of a Selected Fund who, under the 1940 Act, are not considered "interested persons" of the Fund.

INVESTMENT POLICIES: The investment objectives, policies and restrictions described in a Fund's prospectus and Statement of Additional Information.

MEETING: A Fund's Special Meeting of Shareholders of the Funds and any adjournment(s) thereof.

NEW ADVISORY AGREEMENTS: The proposed advisory agreements between the Adviser and Selected American Shares, Selected Special Shares, and Selected Capital Preservation Trust. The New Advisory Agreements are all substantially identical except for the fees paid to the Adviser. All terms of the New Advisory Agreements are in substance identical to those of the Existing Advisory Agreements, no new fees are being proposed and no fees are being increased.

NEW SUB-ADVISORY AGREEMENTS: The proposed sub-advisory agreements between the Adviser and Davis Selected Advisers - NY, Inc., on behalf of each of the Selected Funds. Also the proposed sub-advisory agreement between the Adviser and Bramwell Capital Management, Inc., on behalf of Selected Special Shares. All terms of the New Sub-Advisory Agreements are in substance identical to those of the Existing Sub-Advisory Agreements, no new fees are being proposed and no fees are being increased.

NOMINEE: An individual nominated for election or re-election to the Board of Directors.

APPENDIX A:
--------------------------------------------------------------------------------
DEFINITIONS OF SOME TERMS USED IN THIS PROXY (CONT.)

PROPOSAL: One of the four proposals described in the proxy statement.

PROXY STATEMENT: The proxy statement itself, not including supplemental material.

RECORD DATE: The date for determining which Fund shareholders are entitled to notice of and to vote at a meeting and any adjournment(s) thereof.

SEC: The Securities and Exchange Commission.

SELECTED FUNDS: The four Selected Funds offered to the public: Selected American Shares, Selected Special Shares, Selected U.S. Government Bond Fund and Selected Daily Government Fund.

STATEMENT OF ADDITIONAL INFORMATION: A legal document, which supplements the prospectus and provides more detailed information about each of the Selected Funds. You may obtain a copy without charge by calling Selected Funds at 1-800-243-1575.

APPENDIX B:
--------------------------------------------------------------------------------
ELIGIBLE VOTES
as of September 8, 2000


                FUND                                 TOTAL
   -------------------------------------------------------------
   SELECTED AMERICAN SHARES, INC.               132,359,724.292

   SELECTED SPECIAL SHARES, INC.                  6,205,017.519

   Selected U.S. Government Income Fund             404,951.998

   Selected Daily Government Fund               133,777,134.826

   SELECTED CAPITAL PRESERVATION TRUST          134,182,086.824

APPENDIX C:
--------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS

NOMINEES OWNING MORE THAN 1% OF SHARES OF ANY FUND

The following list sets forth each nominee who, as of September 8, 2000, owns more than 1% of the total outstanding shares of any the Selected Funds.


       NOMINEE NAME           FUND(S) IN WHICH               % OF SHARES          NO. OF SHARES
                              OWNERSHIP IS >1%               OUTSTANDING               OWNED
-------------------------------------------------------------------------------------------------------
LARRY J.B. ROBINSON         Selected U.S. Government            6.13%                  24,827.245
                            Income Fund


The following table sets forth the name and holdings of any persons known by the Selected Funds to be a record owner of more than 5% of the outstanding shares as of September 8, 2000. Other than as indicated below, Selected Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY FUND


NAME AND ADDRESS OF SHAREHOLDER                                         % OF SHARES         NUMBER OF SHARES
                                                                        OUTSTANDING               OWNED
---------------------------------------------------------------------------------------------------------------
SELECTED AMERICAN SHARES, INC.

Charles Schwab & Co., Inc.                                                26.37%               34,850,313.343
101 Montgomery Street
San Francisco, CA  94104-4122

Shelby Cullom Davis & Co.                                                 17.74%               23,449,395.899
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

FBSICO                                                                    17.41%               23,009,225.814
National Financial Service
200 Liberty Street, 5th Floor
New York, NY  10281-5500

SELECTED SPECIAL SHARES, INC.

Charles Schwab & Co., Inc.                                                 9.55%                  592,746.660
101 Montgomery Street
San Francisco, CA  94104-4122

Shelby Cullom Davis & CO.                                                  8.28%                  513,631.772
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021


APPENDIX C:
--------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS (CONT.)


NAME AND ADDRESS OF SHAREHOLDER                                         % OF SHARES         NUMBER OF SHARES
                                                                        OUTSTANDING               OWNED
---------------------------------------------------------------------------------------------------------------
SELECTED U.S. GOVERNMENT INCOME FUND

First Union Securities, Inc.                                               6.51%                   26,353.030
A/C 5493-4653
Michi Kawai Christian
111 East Kilborne Avenue
Milwaukee, WI  53202-6611

Larry J.B. Robinson                                                        6.13%                   24,827.245
Attention: Mrs. Laura Allie
905 Terminal Tower
Cleveland, OH  44113-2207

First Union Securities, Inc.                                               5.81%                   23,537.824
A/C 5893-7451
Susan Marie Noyes
111 East Kilbourn Avenue
Milwaukee, WI  53202-6611

SELECTED DAILY GOVERNMENT FUND

Shelby Cullom Davis & Co.                                                  84.67%             113,275,608.200
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021


APPENDIX D:
--------------------------------------------------------------------------------
SELECTED FUNDS AUDIT COMMITTEE CHARTER
as amended 10/29/99

1.   The Audit Committee shall be composed entirely of independent directors.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto: and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Funds on any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to consider such other matters as the full Board shall request the Committee to review, including but not limited to, advisory, sub-advisory, and underwriting agreements, Rule 12b-1 distribution plans, custodian and shareholder servicing issues, regulatory matters and taxation issues; and

     (g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for the management company.

APPENDIX D:
--------------------------------------------------------------------------------
SELECTED FUNDS AUDIT COMMITTEE CHARTER (CONT.)


6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

APPENDIX E:
--------------------------------------------------------------------------------
OFFICERS OF THE SELECTED FUNDS, DAVIS SELECTED ADVISERS, L.P., DAVIS SELECTED ADVISERS - NY, INC., AND BRAMWELL CAPITAL MANAGEMENT, INC.


                         OFFICERS OF THE SELECTED FUNDS


             NAME                        BIRTHDATE                          POSITION
-----------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)*               July 13, 1965         President, Selected American Shares,
                                                             Inc., Selected Special Shares, Inc.

ANDREW DAVIS(2)*                       June 25, 1963         Vice President, all Selected  Funds

CRESTON KING, III(3)                  April 19, 1963         President,  Selected U.S. Government
                                                             Income Fund, Selected Daily Government
                                                             Fund

KENNETH C. EICH(3)*                   August 14, 1953        Vice President, all Selected Funds

SHARRA L. REED(3)*                  September 25, 1966       Vice President, Treasurer and
                                                             Assistant Secretary, all Selected Funds

THOMAS D. TAYS(3)*                     March 7, 1957         Vice President and Secretary, all
                                                             Selected Funds


*  These persons are also officers of the Adviser.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

APPENDIX E:
--------------------------------------------------------------------------------
OFFICERS OF THE SELECTED FUNDS, DAVIS SELECTED ADVISERS, L.P., DAVIS SELECTED ADVISERS - NY, INC., AND BRAMWELL CAPITAL MANAGEMENT, INC. (CONT.)

                    OFFICERS OF DAVIS SELECTED ADVISERS, L.P.

      AS GENERAL PARTNER, DAVIS INVESTMENTS, LLC, WILL MANAGE THE BUSINESS
               AFFAIRS OF THE ADVISER. THE DIRECTORS AND OFFICERS
                        OF DAVIS INVESTMENTS, LLC, ARE:


             NAME                       BIRTHDATE                           POSITION
-----------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)               July 13, 1965         Chairman (Sole Member), Chief Executive
                                                            Officer

SHELBY M.C. DAVIS(1)                  March 20, 1937        Founder and Senior Research Adviser

ANDREW DAVIS(2)                       June 25, 1963         President

KENNETH C. EICH(3)                   August 14, 1953        Chief Operating Officer

RUSSELL O. WIESE(1)                    May 18, 1966         Chief Marketing Officer

GARY P. TYC(3)                         May 27, 1956         Vice President, Chief Financial
                                                            Officer, Treasurer and Assistant
                                                            Secretary

SHARRA L. REED(3)                   September 25, 1966      Vice President

SANDRA E. DURAN(2)                     June 2, 1970         Vice President

THOMAS D. TAYS(3)                     March 7, 1957         Vice President, General Counsel and
                                                            Secretary


Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C. Davis.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

APPENDIX E:
--------------------------------------------------------------------------------
OFFICERS OF THE SELECTED FUNDS, DAVIS SELECTED ADVISERS, L.P., DAVIS SELECTED ADVISERS - NY, INC., AND BRAMWELL CAPITAL MANAGEMENT, INC. (CONT.)

                 OFFICERS OF DAVIS SELECTED ADVISERS - NY, INC.

    THE SUB-ADVISER IS A WHOLLY OWNED SUBSIDIARY OF THE ADVISER ORGANIZED AS
            A DELAWARE CORPORATION. ITS OFFICERS AND DIRECTORS ARE:


      NAME                                  POSITION
-------------------------------------------------------------------------------

CHRISTOPHER C. DAVIS(1)       Chairman (Director), Chief Executive Officer &
                                President

ANDREW A. DAVIS(2)            Director, Vice President

RUSSELL O. WIESE(1)           Director, Vice President

KENNETH C. EICH(3)            Vice President, Chief Operating Officer

GARY P. TYC(3)                Vice President, Treasurer and Assistant Secretary

THOMAS D. TAYS(3)             Vice President, General Counsel and Secretary

The principal occupation of each of the directors and officers is working for the Adviser and/or Sub-Adviser.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.


                  OFFICERS OF BRAMWELL CAPITAL MANAGEMENT, INC.

                   745 FIFTH AVENUE, NEW YORK, NEW YORK 10151
         THE DIRECTORS AND OFFICERS OF BRAMWELL CAPITAL MANAGEMENT ARE:

       NAME                       BIRTHDATE                 POSITION
--------------------------------------------------------------------------------
ELIZABETH R. BRAMWELL           December 1, 1940     Chairman, President, CEO,
                                                     CIO & Treasurer

MARY FOSTER MCCOLLUM               June 16, 1946     Executive Vice President

JOANN FORTINO                       May 22, 1949     Senior Vice President

ROBERT FLETCHER STARBUCK          April 19, 1950     Senior Vice President

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS -
SELECTED AMERICAN SHARES, INC.,
SELECTED SPECIAL SHARES, INC., AND
SELECTED CAPITAL PRESERVATION TRUST


                         SELECTED AMERICAN SHARES, INC.

                              MANAGEMENT AGREEMENT

                                 JANUARY 1, 2001

AGREEMENT, made as of January 1, 2001, by and between SELECTED AMERICAN SHARES, INC., a Maryland corporation (hereinafter called the "Fund"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (hereinafter called the "Manager").

                              W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, IT IS HEREBY AGREED by and between the parties hereto as follows:

1. Management. The Fund hereby employs the Manager to act as its investment adviser and to manage the investment and reinvestment of the assets of the Fund, and otherwise to administer the Fund's affairs to the extent requested by the Board of Directors of the Fund, all subject to the supervision of the Board of Directors of the Fund and the applicable provisions of the Articles of Incorporation and the Bylaws of the Fund, for the period and on the terms herein set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall in acting hereunder be an independent contractor and unless otherwise expressly provided or authorized hereunder or by the Board of Directors of the Fund, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. Office Space, Facilities, Directors, Officers. The Manager shall, at its own expense, furnish to the Fund suitable office space in its own offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for carrying out its duties hereunder and shall arrange, if desired by the fund, for members of the Manager's organization to serve without salaries from the Fund as directors, officers or agents of the Fund if duly elected or appointed to such positions by the shareholders or by the Board of Directors of the Fund, subject to their individual consent and to any limitations imposed by law.

3. Expenses. The Manager shall be responsible only for those expenses expressly stated in paragraph 2 to be the responsibility of the Manager and shall not be responsible for any other expenses of the Fund including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Fund); fees and expenses of directors, other than directors described in paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); costs of acquiring portfolio securities, including brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Fund); dues and other expenses incident to the Fund's membership in the Investment

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     Company Institute and other like associations; cost of stock certificates, stockholder meetings, corporate reports, reports and notices to stockholders; costs of printing, stationery, and bookkeeping forms; and amounts to be paid by the Fund in accordance with any Rule 12b-1 Distribution Plan. The Manager shall be reimbursed by the Fund on or before the fifteenth day of each calendar month for all expenses paid or incurred during the preceding calendar month by the Manager for or on behalf of or at the request or direction of the Fund that are not the responsibility of the Manager hereunder.

4. Non-Exclusive Services, Manager's Liability. Services of the Manager herein provided are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund or any stockholder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

5. Fees. The Fund shall pay to the Manager a monthly management fee calculated on the basis of the average daily net assets of the Fund as follows:

       NET ASSETS                 VALUE OF AVERAGE DAILY NET ASSETS
       MONTHLY RATE               OF THE FUND DURING THE MONTH
--------------------------------------------------------------------------------

       0.65% of....................................First $500 million
       0.60% of....................................Second $500 million
       0.55% of....................................Next $2 billion
       0.54% of....................................Next $1 billion
       0.53% of....................................Next $1 billion
       0.52% of....................................Next $1 billion
       0.51% of....................................Next $1 billion
       0.50% have..................................Over $7 billion provided, however, that such fee for any period, which shall not be a full monthly period, shall be prorated according to the proportion, which such period bears to the full month. The fee shall be paid on or before the fifteenth day of the month following the month for which the fee is payable.

6. Conflicts. It is understood that the officers, directors, agents and stockholders of the Fund are or may be interested in the Manager as officers, partners, employees or agents and that the officers, partners, employees and agents of the Manager may be interested in the Fund otherwise than as stockholders.

7. Use of Name. The Manager acknowledges that the use of the term "Selected" in its name is with the acquiescence of the Fund and is subject to revocation at any time by the Board of Directors or by a majority of the directors who are not interested persons of the Fund.

8. Term, Termination. This Agreement shall become effective on the date hereof and shall continue through January 1, 2003. The Agreement shall continue thereafter so long as such continuance is approved annually in the manner required by the Investment Company Act of 1940 (the "Act"). This Agreement shall immediately terminate in the event of its assignment. Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without payment of any penalty. Termination on the part of the Fund may be effected either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


9. Additional Series. In the event that the Fund creates a new series, this Agreement shall apply to such new series if the Fund and the Manager shall so agree in writing and the Agreement is approved in the manner required by the Act as to each such new series.

10. Change in Partnership. The Manager agrees to notify the Fund of any material change in the membership of the Manager's partnership within 30 days after such change.

11. Definitions. The terms "assignment," "a vote of a majority of the outstanding voting securities" and "interested persons" when used herein shall have the respective meanings in the Act as now in effect and as from time to time amended.

12. Controlling Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New Mexico.

IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be executed and made effective as of January 1, 2001.



                                            SELECTED AMERICAN SHARES, INC.

                                            By:
                                               -------------------------------
                                            Title:

                                            DAVIS SELECTED ADVISERS, L.P.

                                            By:   Davis Investments, LLC
                                                  Its General Partner

                                            By:
                                               -------------------------------
                                            Title:

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


                          SELECTED SPECIAL SHARES, INC.

                              MANAGEMENT AGREEMENT

                                 JANUARY 1, 2001

AGREEMENT, made as of January 1, 2001, by and between SELECTED SPECIAL SHARES, INC., a Maryland corporation (hereinafter called the "Fund"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (hereinafter called the "Manager").

                              W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, IT IS HEREBY AGREED by and between the parties hereto as follows:

1. Management. The Fund hereby employs the Manager to act as its investment adviser and to manage the investment and reinvestment of the assets of the Fund, and otherwise to administer the Fund's affairs to the extent requested by the Board of Directors of the Fund, all subject to the supervision of the Board of Directors of the Fund and the applicable provisions of the Articles of Incorporation and the Bylaws of the Fund, for the period and on the terms herein set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall in acting hereunder be an independent contractor and unless otherwise expressly provided or authorized hereunder or by the Board of Directors of the Fund, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. Office Space, Facilities, Directors, Officers. The Manager shall, at its own expense, furnish to the Fund suitable office space in its own offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for carrying out its duties hereunder and shall arrange, if desired by the fund, for members of the Manager's organization to serve without salaries from the Fund as directors, officers or agents of the Fund if duly elected or appointed to such positions by the shareholders or by the Board of Directors of the Fund, subject to their individual consent and to any limitations imposed by law.

3. Expenses. The Manager shall be responsible only for those expenses expressly stated in paragraph 2 to be the responsibility of the Manager and shall not be responsible for any other expenses of the Fund including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Fund); fees and expenses of directors, other than directors described in paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); costs of acquiring portfolio securities, including brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Fund); dues and other expenses incident to the Fund's membership in the Investment Company Institute and other like associations; cost of stock certificates, stockholder meetings, corporate reports, reports and notices to stockholders; costs of printing, stationery, and bookkeeping forms; and amounts to be paid by the Fund in accordance with any Rule 12b-1 Distribution Plan. The Manager shall be reimbursed by the Fund on or before the fifteenth day of each calendar month for all expenses paid or incurred during the preceding calendar month by the Manager for or on behalf of or at the request or direction of the Fund that are not the responsibility of the Manager hereunder.

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


4. Non-Exclusive Services, Manager's Liability. Services of the Manager herein provided are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund or any stockholder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

5. Fees. Commencing with the first day of the month coincident with or next following the approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund, the Fund shall pay to the Manager a management fee calculated on the basis of the average daily net assets of the Fund at the annual rate of 0.70% of the first $50,000,000 of average daily net assets, 0.675% of the next $100,000,000 of average daily net assets, 0.65% on the next $100,000,000 of average daily net assets and 0.60% of average daily net assets in excess of $250,000,000. The fee shall be payable monthly and each fee payment shall be made on or before the fifteenth day of the month next succeeding the month for which the fee is paid.

6. Conflicts. It is understood that the officers, directors, agents and stockholders of the Fund are or may be interested in the Manager as officers, partners, employees or agents and that the officers, partners, employees and agents of the Manager may be interested in the Fund otherwise than as stockholders.

7. Use of Name. The Manager acknowledges that the use of the term "Selected" in its name is with the acquiescence of the Fund and is subject to revocation at any time by the Board of Directors or by a majority of the directors who are not interested persons of the Fund.

8. Term, Termination. This Agreement shall become effective on the date hereof and shall continue through January 1, 2003. The Agreement shall continue thereafter so long as such continuance is approved annually in the manner required by the Investment Company Act of 1940 (the "Act"). This Agreement shall immediately terminate in the event of its assignment. Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without payment of any penalty. Termination on the part of the Fund may be effected either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

9. Additional Series. In the event that the Fund creates a new series, this Agreement shall apply to such new series if the Fund and the Manager shall so agree in writing and the Agreement is approved in the manner required by the Act as to each such new series.

10. Change in Partnership. The Manager agrees to notify the Fund of any material change in the membership of the Manager's partnership within 30 days after such change.

11. Definitions. The terms "assignment," "a vote of a majority of the outstanding voting securities" and "interested persons" when used herein shall have the respective meanings in the Act as now in effect and as from time to time amended.

12. Controlling Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New Mexico.

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be executed and made effective as of January 1, 2001.

                                      SELECTED SPECIAL SHARES, INC.

                                      By:
                                         ------------------------------
                                      Title

                                      DAVIS SELECTED ADVISERS, L.P.
                                      By: Davis Investments, LLC
                                      Its General Partner

                                      By:
                                         ------------------------------
                                      Title

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



                       SELECTED CAPITAL PRESERVATION TRUST

                              MANAGEMENT AGREEMENT

                                 JANUARY 1, 2001

AGREEMENT, made as of January 1, 2001, by and between SELECTED CAPITAL PRESERVATION TRUST, an Ohio business trust (hereinafter called the "Trust"), in respect to the Trust's authorized series: SELECTED U.S. GOVERNMENT INCOME FUND and SELECTED DAILY GOVERNMENT FUND (individually, a "Fund" and collectively, the "Funds") and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (hereinafter called the "Manager").

                              W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, IT IS HEREBY AGREED by and between the parties hereto as follows:

1. Management. The Trust hereby employs the Manager to act as its investment adviser and to manage the investment and reinvestment of the assets of the Funds, and otherwise to administer the Funds' affairs to the extent requested by the Board of Trustees of the Funds, all subject to the supervision of the Board of Trustees of the Trust and the applicable provisions of the Declaration of Trust of the Trust, for the period and on the terms herein set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall in acting hereunder be an independent contractor and unless otherwise expressly provided or authorized hereunder or by the Board of Trustees of the Trust, shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Office Space, Facilities, Directors, Officers. The Manager shall, at its own expense, furnish to the Trust suitable office space in its own offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for carrying out its duties hereunder and shall arrange, if desired by the Trust, for members of the Manager's organization to serve without salaries from the Trust as trustees, officers or agents of the Trust if duly elected or appointed to such positions by the shareholders or by the Board of Trustees of the Trust, subject to their individual consent and to any limitations imposed by law.

3. Expenses. The Manager shall be responsible only for those expenses expressly stated in paragraph 2 to be the responsibility of the Manager and shall not be responsible for any other expenses of the Trust including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Trust); fees and expenses of trustees, other than trustees described in paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); costs of acquiring portfolio securities, including brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Trust); dues and other expenses incident to the Trust's membership in the Investment Company Institute and other like associations; cost of stock certificates, shareholder meetings, corporate reports, reports and notices to shareholders; costs of printing, stationery, and bookkeeping forms; and amounts to be paid by the Trust in accordance with any Rule 12b-1 Distribution Plan. The Manager shall be reimbursed by the Trust on or before the fifteenth day of each calendar month for all

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     expenses paid or incurred during the preceding calendar month by the Manager for or on behalf of or at the request or direction of the Trust which are not the responsibility of the Manager hereunder.

4. Non-Exclusive Services, Manager's Liability. Services of the Manager herein provided are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or any shareholder of the Trust for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

5. Fees. Commencing with the first day of the month coincident with or next following the approval of this Agreement by a vote of a majority of the outstanding voting securities of each Fund, each Fund shall pay to the Manager a management fee calculated on the basis of the average daily net assets of each Fund at the following annual rates:

         FUND                                             ANNUAL RATE
         ----                                             -----------

         Selected U.S. Government Income Fund                 0.30%
         Selected Daily Government Fund                       0.30%

     The fee for each Fund shall be payable monthly and each fee payment shall be made on or before the fifteenth day of the month next succeeding the month for which the fee is paid.

6. Expense Limitation. If the total expenses (excluding extraordinary items) of the Selected U.S. Government Income Fund for any fiscal year of the Trust exceeds 1.5% of average daily net assets for such period, the Manager shall reimburse any such excess to such Fund.

7. Conflicts. It is understood that the officers, trustees, agents and shareholders of the Fund are or may be interested in the Manager as officers, directors, agents or shareholders and that the officers, directors, stockholders and agents of the Manager may be interested in the Fund otherwise than as shareholders.

8. Use of Name. The Manager acknowledges that the use of the term "Selected" in its name is with the acquiescence of the Trust and is subject to revocation at any time by the Board of Trustees or by a majority of the trustees who are not interested persons of the Trust.

9. Term, Termination. This Agreement shall become effective on the date hereof and shall continue through January 1, 2003. The Agreement shall continue thereafter so long as such continuance is approved annually in the manner required by the Investment Company Act of 1940 (the "Act"). This Agreement shall immediately terminate in the event of its assignment. Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without payment of any penalty. Termination with respect to any Fund may be effected on behalf of the Trust either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund.

10. Additional Series. In the event that the Trust creates a new series, this Agreement shall apply to such new series if the Trust and the Manager shall so agree in writing, such agreement specifies the fee to be charged to such series and the Agreement is approved in the manner required by the Act as to each such new series.

APPENDIX F:
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


11. Change in Partnership. The Manager agrees to notify the Trust of any material change in the membership of the Manager's partnership within 30 days after such change.

12. Definitions. The terms "assignment," "a vote of a majority of the outstanding voting securities" and "interested persons" when used herein shall have the respective meanings in the Act as now in effect and as from time to time amended.

13. No Personal Liability. The shareholders, trustees, officers, employees and agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for satisfaction of any obligation or claim hereunder, as is more fully provided under the terms of the Amended Declaration of Trust.

14. Controlling Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New Mexico except as to
     Section 13 hereof which shall be construed under the laws of the State of Ohio.

IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be executed and made effective as of January 1, 2001.

                                      SELECTED CAPITAL PRESERVATION TRUST

                                      By:
                                         ----------------------------------
                                      Title:

                                      DAVIS SELECTED ADVISERS, L.P.

                                      By: Davis Investments, LLC
                                          Its General Partner

                                      By:
                                         ---------------------------------
                                      Title:

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS -
SELECTED AMERICAN SHARES, INC.,
SELECTED SPECIAL SHARES, INC.,
SELECTED CAPITAL PRESERVATION TRUST AND
BRAMWELL CAPITAL MANAGEMENT

                         SELECTED AMERICAN SHARES, INC.

                             SUB-ADVISORY AGREEMENT

                                 JANUARY 1, 2001

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser"), is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY"), as investment sub-adviser for the portfolio of Selected American Shares, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, the Adviser, and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, Statement of Additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conformance to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceeding in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers,

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term. This Agreement shall become effective on the later of January 1, 2001 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940
     Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)





Sincerely,

Davis Selected Advisers, L.P.
By: Davis Investments, LLC
  General Partner

By:
   --------------------------
Its:
    -------------------------

Accepted and Approved this 1st day of January, 2001

Davis Selected Advisers - NY, Inc.

By:
   --------------------------
Its:
    -------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



                          SELECTED SPECIAL SHARES, INC.

                             SUB-ADVISORY AGREEMENT

                                 JANUARY 1, 2001

     This is to confirm that Davis Selected Advisers, L.P. (the "Adviser"), is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY"), as investment sub-adviser for the portfolio of Selected Special Shares, Inc. (the "Fund").

         The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, the Adviser and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, Statement of Additional Information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conformance to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit or administrative proceeding in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



     expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term. This Agreement shall become effective on the later of January 1, 2001 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940
     Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

Sincerely,

Davis Selected Advisers, L.P.
By: Davis Investments, LLC
   General Partner

By:
   --------------------------
Its:
    -------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



Accepted and Approved this 1st day of January, 2001

Davis Selected Advisers - NY, Inc.

By:
   --------------------------
Its:
    -------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



                       SELECTED CAPITAL PRESERVATION TRUST

                             SUB-ADVISORY AGREEMENT

                                 JANUARY 1, 2001

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser"), is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY"), as investment sub-adviser for the portfolios of Selected Capital Preservation Trust (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Trustees of the Fund, the Adviser, and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, Statement of Additional Information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Trustees or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conformance to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Trustees of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Trustees of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     Adviser, the Fund's Board of Trustees or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Trustees or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment, and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys, and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



     expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term. This Agreement shall become effective on the later of January 1, 2001 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940
     Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

Sincerely,

Davis Selected Advisers, L.P.
By Davis Investments, LLC

   General Partner

By:
   --------------------------
Its:
    -------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



Accepted and Approved this 1st day of January, 2001

Davis Selected Advisers - NY, Inc.

By:
   --------------------------
Its:
    -------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)




                          Davis Selected Advisers, L.P.

    2949 East Elvira Road, Suite 101 o Tucson, Arizona 85706 o (800) 279-2279

                                                                 January 1, 2001


Bramwell Capital Management, Inc.
745 Fifth Avenue, 16th Floor
New York NY 10151

Re: Sub-Advisory Agreement for Selected Special Shares, Inc.

Gentlemen:

This is to confirm that Davis Selected Advisers, L.P. ("DSA") is retaining you as investment sub-adviser for the portfolio of the Selected Special Shares, Inc. ("the Fund").

This letter sets forth the terms and conditions of your retention. If they are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein. The terms and conditions are as follows:

1. Service as Sub-Adviser. You shall act as the investment sub-adviser for the Fund and will manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Directors of the Fund and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, Statement of Additional Information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, and (c) the Investment Advisory Agreement between the undersigned and the Fund (the "Investment Advisory Agreement") in respect to the Fund and the Fund's Code of Ethics. You acknowledge that you have received copies of the above documents as in effect on the date of your acceptance of this letter. The undersigned agrees that it will promptly deliver to you any amendments, changes or additions of or to these documents. Without limitation, you agree that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund or any committee thereof. You shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, you have no authority to represent the Fund in any way or otherwise be an agent of the Fund. You shall also not represent or be the agent of the undersigned except as expressly provided or authorized hereunder or as authorized by the undersigned in any other writing.

2. Reports and Documents. You agree to provide DSA with any reasonable reports, analyses or other documentation DSA requires to carry out its responsibilities under its Investment Advisory Agreement with the Fund including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. You agree, directly or through an agent, to provide daily information in

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


     respect to the portfolio transactions of the Fund to DSA. You agree to provide all documentation reasonably required by DSA to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. You agree that all documents and records you maintain in respect to the Fund, exclusively relating to the Fund, are the property of the Fund and will be surrendered to DSA or the Fund upon the request of either. You agree to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of DSA, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or the appropriate regulatory authorities.

3. Access to Personnel. You agree to make your personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with DSA personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated in the United States. Travel, meals and lodging expenses shall be reimbursed.

4. Facilities, Equipment and Personnel. You agree to provide all office facilities, equipment and personnel for carrying out your duties hereunder at your own expense except as specifically provided hereunder.

5. Non-Exclusive Services, Liability. It is agreed that your services are not to be deemed exclusive and you shall be free to render similar services or other services to others provided that (i) your services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that you shall be allowed to provide services to any registered investment company other than the Fund without our express written permission by giving the Fund sixty (60) days written notice prior to the effective date that such other registered investment company shall be offered to the public, provided that you have our express permission to provide services to the Bramwell Funds without such notice. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of your obligations or duties hereunder, you shall not be subject to liability for any act or omission in the cause of, or connected with, rendering service hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which you or DSA is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each of us shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and may be included in the arbitrator's award.

6. Compliance with Applicable Law. As investment sub-adviser, you understand that you will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940 and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. You agree to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time (or Bramwell Capital Management's Code of Ethics if such Code is approved by the Fund's Board of Directors and is in accordance with all applicable laws and regulations, including any rules, regulations or guidelines of any self-regulatory agency or trade association of which the Fund or DSA is a member) and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)


7. Fees. DSA shall pay to you a portion of the fee it receives from the Fund under the Investment Advisory Agreement, based on the attached fee schedule and reimburse expenses expressly approved for reimbursement by DSA. Payment for your services and reimbursement of expenses approved by DSA shall be made monthly. From time to time, with your express written approval, DSA may waive any part or all of the fees due to it under the Investment Advisory Agreement for the period specified in such writing. Such approval shall constitute a waiver by you of your portion of the waived fees.

8. Term. This Agreement shall become effective on the later of January 1, 2001, or the first business day after the date this Agreement is approved in accordance with the 1940 Act. Unless sooner terminated as hereunder provided, it shall initially remain in effect until January 1, 2003. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, you may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

9. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to you by DSA or upon such sixty (60) days' written notice to you by the Fund pursuant to action by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) or more days' written notice by you to DSA and the Fund. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect your right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination.

10. Choice of Law. The Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.


Yours very truly,

Davis Selected Advisers, L.P.
By Davis Investments, LLC
   General Partner

By:
   -------------------------

Accepted and Approved this
1st day of January, 2001

BRAMWELL CAPITAL MANAGEMENT, INC.

By:
   -------------------------------------

APPENDIX G:
--------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - SELECTED FUNDS (CONT.)



            SUB-ADVISORY FEE SCHEDULE FOR BRAMWELL CAPITAL MANAGEMENT

1) 50% of total management fees paid by the Fund to Davis Selected Advisers, L.P., reduced by 50% of any trail commissions paid to dealers by Davis Selected Advisers, L.P., in excess of 25 basis points per annum.

2)   Minimum annual fees - $150,000.

APPENDIX H:
--------------------------------------------------------------------------------
MOST RECENT SHAREHOLDER APPROVALS OF EXISTING
ADVISORY AND SUB-ADVISORY AGREEMENTS

                               ADVISORY AGREEMENTS


       EXISTING ADVISORY AGREEMENTS         DATE LAST SUBMITTED TO VOTE                 PURPOSE
                                                  OF SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
SELECTED AMERICAN SHARES                        August 19, 1993          Approving a change in the Adviser
SELECTED SPECIAL SHARES                         August 19, 1993          Approving a change in the Adviser
SELECTED CAPITAL PRESERVATION TRUST             August 19, 1993          Approving a change in the Adviser


                          SUB-ADVISORY AGREEMENTS WITH
                       DAVIS SELECTED ADVISERS - NY, INC.


     EXISTING SUB-ADVISORY AGREEMENTS        DATE LAST SUBMITTED TO VOTE                PURPOSE
                                                   OF SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
SELECTED AMERICAN SHARES                          March 25, 1997           Initial approval of agreement
SELECTED SPECIAL SHARES                           March 25, 1997           Initial approval of agreement
SELECTED CAPITAL PRESERVATION TRUST               March 25, 1997           Initial approval of agreement


                           SUB-ADVISORY AGREEMENT WITH
                        BRAMWELL CAPITAL MANAGEMENT, INC.

    EXISTING SUB-ADVISORY AGREEMENT        DATE LAST SUBMITTED TO VOTE OF                PURPOSE
                                                    SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
SELECTED SPECIAL SHARES                        November 1, 1994               Initial approval of agreement


APPENDIX I:
--------------------------------------------------------------------------------
INVESTMENT COMPANIES WITH INVESTMENT OBJECTIVES SIMILAR TO THE SELECTED FUNDS FOR WHICH DAVIS SELECTED ADVISERS, L.P., SERVES AS INVESTMENT ADVISER


                   FUND                      MANAGEMENT FEES PAID AS AN ANNUAL % OF         NET ASSETS*
                                                           NET ASSETS
--------------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUNDS
     Davis New York Venture Fund                              0.53%                           $14,515,157,707
     Davis Value Portfolio                                    0.75%                               $12,667,884

MID CAP FUND
     Davis Growth Opportunity Fund                            0.75%                              $125,151,222

GOVERNMENT BOND FUND
     Davis Government Bond Fund                               0.50%                               $51,154,278

GOVERNMENT MONEY MARKET FUND
     Government Money Market Fund                             0.47%                              $553,976,919



* As of the most recently completed fiscal year

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES

Each Selected Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

Each Selected Fund which approves all elements of Proposal 3 will adopt the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

A. DIVERSIFICATION

The New Fundamental Policy on Diversification for all Selected Funds would be:

DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

FURTHER EXPLANATION OF DIVERSIFICATION POLICY. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

B. CONCENTRATION

The New Fundamental Policy on Concentration for all Selected Funds would be:

CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


FURTHER EXPLANATION OF CONCENTRATION POLICY. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

C. SENIOR SECURITIES

The New Fundamental Policy on Issuing Senior Securities for all Selected Funds would be:

ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF ISSUING SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

D. BORROWING

The New Fundamental Policy on Borrowing for All Selected Funds would be:

BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF BORROWING POLICY. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


E. UNDERWRITING

The New Fundamental Policy on Underwriting for All Selected Funds would be:

UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF UNDERWRITING POLICY. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

F. COMMODITIES AND REAL ESTATE

The New Fundamental Policy for All Selected Funds Regarding Investments in Commodities and Real Estate would be:

INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF POLICY RESTRICTING INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

G. LOANS

The New Fundamental Policy for All Selected Funds Regarding Making Loans would be:

MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF LENDING POLICY. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES

SELECTED AMERICAN SHARES FUNDAMENTAL INVESTMENT POLICIES

THE FUND MAY NOT:

1. DIVERSIFICATION. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. CONCENTRATION. Concentrate more than 25% of its assets in securities of any one industry.

3. REAL ESTATE, COMMODITIES, MINERALS. Purchase or sell real estate or interests in real estate, commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. It may, however, purchase marketable securities of companies which may make such investments.

4. BORROWING. Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

5. UNDERWRITING. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

6. LOANS. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

7. SENIOR SECURITIES. Issue senior securities nor sell short more than 5% of its total assets, except as provided by the Investment Company Act of 1940 and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box.

8. SELLING SHORT, MARGIN, OPTIONS. Sell short, buy on margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions.) The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 20% of the value of the Fund's net assets.

9. PLEDGING OR HYPOTHECATION. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


10. OTHER INVESTMENT COMPANIES. Invest in other investment companies (as defined in the Investment Company Act of 1940), except as part of a merger, consolidation, reorganization or acquisition of assets.

11. ILLIQUID SECURITIES. Purchase illiquid securities (including restricted securities that are illiquid) if such purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities. This one investment restriction must be observed on an ongoing basis, not just at the time of purchase.

12. ASSOCIATED PERSONS. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.

SELECTED SPECIAL SHARES FUNDAMENTAL INVESTMENT POLICIES

THE FUND MAY NOT:

1. DIVERSIFICATION. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. CONCENTRATIONS. Concentrate more than 25% of its assets in securities of any one industry.

3. REAL ESTATE, COMMODITIES. Purchase or sell real estate, commodities or commodity contracts, or oil, gas or other mineral exploration or development programs, or any direct interests therein. It may, however, purchase marketable securities of companies, which may make such investments.

4. BORROWING. Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

5. UNDERWRITING. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

6. LOANS. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

7. SENIOR SECURITIES. Issue senior securities nor sell short more than 5% of its total assets, except as provided by the Investment Company Act of 1940 and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


8. SELLING SHORT, MARGIN, OPTIONS. Sell short, buy on margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions.) The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 10% of the value of the Fund's net assets.

9. PLEDGING OR HYPOTHECATION. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

10. OTHER INVESTMENT COMPANIES. Purchase securities of any other investment company (as defined in the Investment Company Act of 1940) except: (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of all such companies, or
     (c) own more than 3% of the total outstanding voting stock of any such company; and (ii) as a part of a merger, consolidation, reorganization or acquisition of assets.

11. ILLIQUID SECURITIES. Purchase illiquid securities (including restricted securities that are illiquid) if such purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

SELECTED U.S. GOVERNMENT INCOME FUND FUNDAMENTAL INVESTMENT POLICIES

THE FUND MAY NOT:

1. DIVERSIFICATION. Buy the securities of any company if more than 5% of the value of the Fund's total assets would be invested in that company. Securities issued by the U.S. Government, or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are excluded from this restriction.

2. CONCENTRATION. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities.

3. REAL ESTATE, COMMODITIES. Purchase or sell real estate, real estate mortgage loans, commodities or commodity futures contracts, or oil, gas, or mineral exploration or development interests except that the Fund may invest in futures contracts and related options as described in the prospectus and Statement of Additional Information.

4. BORROWING. Borrow money except for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing.

5. UNDERWRITING. Underwrite any securities issued by others except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


6.   LOANS. Make loans, other than (a) by entering into repurchase agreements,
     (b) through the purchase of other permitted investments in accordance with its investment objective and policies, and (c) through the lending of portfolio securities with respect to not more than 30% of its assets.

7. SENIOR SECURITIES. Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreements; (b) permitted borrowings of money; (c) purchasing securities on a "when-issued" or delayed delivery basis; or (d) purchasing options, futures contracts and related options.

8.   SHORT SALES. Make short sales of securities.

9. MARGIN. Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and further excepting that the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not to be considered the purchase of a security on margin.

10. FUTURES CONTRACTS, OPTIONS. Purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on the Fund's existing futures contracts and related options positions and the premiums paid for options on futures contracts would exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in computing such 5%.

11. PLEDGING, MORTGAGING, HYPOTHECATION. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (4) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of the Fund's total assets; provided, however, that the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and options thereon are not to be considered pledges or other encumbrances.

12. OTHER INVESTMENT COMPANIES. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. REPURCHASE AGREEMENTS, ILLIQUID SECURITIES. Enter into a repurchase agreement maturing in more than seven days, or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result, more than 10% of the value of the Fund's total assets (taken at current value) at the time would be invested in such securities.

14. ILLIQUID SECURITIES. Invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, securities which are not readily marketable and repurchase agreements which have a maturity of longer than seven days. In addition, the Fund will not invest more than 5% of its total assets in securities the disposition of which is restricted under federal securities laws.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


SELECTED DAILY GOVERNMENT FUND FUNDAMENTAL INVESTMENT POLICIES

THE FUND MAY NOT:

1. DIVERSIFICATION. Purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer excluding U.S. Government Securities, and repurchase agreements with respect to such securities.

2. CONCENTRATION. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities.

3. REAL ESTATE, COMMODITIES. Purchase or sell real estate, real estate mortgage loans, commodities, commodity contracts (including futures contracts) or oil and gas interests.

4. BORROWING. Borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of its total assets at the time of borrowing.

5. UNDERWRITING. Underwrite any securities issued by others (except that it may technically be considered an underwriter if it sells restricted securities).

6. LOANS. Make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

7. SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.

8. SELLING SHORT, MARGIN. Sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance or portfolio transactions.

9.   OPTIONS. Write, purchase or sell put or call options.

10. PLEDGING, MORTGAGING, HYPOTHECATION. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets.

11. OTHER INVESTMENT COMPANIES. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. REPURCHASE AGREEMENTS, ILLIQUID SECURITIES. Enter into a repurchase agreement maturing in more than seven days or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase more than 10% of a Fund's assets would be invested in such securities.

                         SELECTED DAILY GOVERNMENT FUND
                    This proxy is solicited on behalf of the
              Board of Directors of Selected Daily Government Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 12 noon Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.   Internet (Available 24 hours a day, 7 days a week)
     Log onto www.eproxyvote.com/ssgtx
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)
     Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to 1-781-575-3957.

4. Mail (Available through US Postal Service) Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

SELECTED DAILY GOVERNMENT FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date Proposal below.

Date


-----------------------------------        ----------------------------------
Shareholder sign here                      Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1.   Proposal to Elect Directors: (01) William P. Barr, (02) Floyd A. Brown,
     (03) Andrew A. Davis, (04) Christopher C. Davis, (05) Jerome E. Hass, (06) Katherine L. MacWilliams, (07) James J. McMonagle, (08) Richard C. O'Brien,
     (09) Larry J.B. Robinson, (10) Marsha Williams.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]       [ ]
                           ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and with Davis Selected Advisers - NY, Inc.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL   ALL       EXCEPT And write the nominee's number on the line below.

     [ ]   [ ]        [ ]
                           ----------------------------------------------------

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]     [ ]     [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]     [ ]     [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]     [ ]     [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]     [ ]     [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]     [ ]     [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3I. Proposal to Eliminate the Fundamental Policy Regarding Investments in Options and Future Contracts.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]     [ ]     [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]     [ ]     [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.

     For  Against  Abstain
     [ ]     [ ]     [ ]

                      SELECTED U.S. GOVERNMENT INCOME FUND
                    This proxy is solicited on behalf of the
           Board of Directors of Selected U.S. Government Income Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 12 noon Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.   Internet (Available 24 hours a day, 7 days a week)
     Log onto www.eproxyvote.com/ssgtx
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)
     Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to 1-781-575-3957.

4. Mail (Available through US Postal Service) Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

SELECTED U.S. GOVERNMENT INCOME FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date Proposal below.

Date

-------------------------------------     -------------------------------------
Shareholder sign here                     Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1.   Proposal to Elect Directors: (01) William P. Barr, (02) Floyd A. Brown,
     (03) Andrew A. Davis, (04) Christopher C. Davis, (05) Jerome E. Hass, (06) Katherine L. MacWilliams, (07) James J. McMonagle, (08) Richard C. O'Brien,
     (09) Larry J.B. Robinson, (10) Marsha Williams.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]        [ ]
                            ---------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and with Davis Selected Advisers - NY, Inc.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]        [ ]
                            ---------------------------------------------------

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3I. Proposal to Eliminate the Fundamental Policy Regarding Investments in Options and Future Contracts.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain
     [ ]    [ ]      [ ]

                             SELECTED SPECIAL SHARES
                    This proxy is solicited on behalf of the
                  Board of Directors of Selected Special Shares

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 12 noon Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.   Internet (Available 24 hours a day, 7 days a week)
     Log onto www.eproxyvote.com/slssx
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)
     Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to 1-781-575-3957.

4. Mail (Available through US Postal Service) Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

SELECTED SPECIAL SHARES

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date


-----------------------------------       -----------------------------------
Shareholder sign here                     Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1.   Proposal to Elect Directors: (01) William P. Barr, (02) Floyd A. Brown,
     (03) Andrew A. Davis, (04) Christopher C. Davis, (05) Jerome E. Hass, (06) Katherine L. MacWilliams, (07) James J. McMonagle, (08) Richard C. O'Brien,
     (09) Larry J.B. Robinson, (10) Marsha Williams.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]        [ ]
                              -------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and with Davis Selected Advisers - NY, Inc.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]        [ ]
                              -------------------------------------------------

2B. To approve of the Sub-Advisory Agreement with Bramwell Capital Management, Inc.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]   [ ]    [ ]

3I. Proposal to Eliminate the Fundamental Policy Regarding Investments in Options and Future Contracts.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain
          [ ]    [ ]      [ ]

                            SELECTED AMERICAN SHARES
                    This proxy is solicited on behalf of the
                 Board of Directors of Selected American Shares

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 12 noon Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.   Internet (Available 24 hours a day, 7 days a week)
     Log onto www.eproxyvote.com/slasx
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)
     Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to 1-781-575-3957.

4. Mail (Available through US Postal Service) Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

SELECTED AMERICAN SHARES

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date Proposal below.

Date


---------------------------------       ---------------------------------
Shareholder sign here                   Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1.   Proposal to Elect Directors: (01) William P. Barr, (02) Floyd A. Brown,
     (03) Andrew A. Davis, (04) Christopher C. Davis, (05) Jerome E. Hass, (06) Katherine L. MacWilliams, (07) James J. McMonagle, (08) Richard C. O'Brien,
     (09) Larry J.B. Robinson, (10) Marsha Williams.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]        [ ]
                              -------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and with Davis Selected Advisers - NY, Inc.

     FOR  WITHHOLD  FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL      EXCEPT And write the nominee's number on the line below.

     [ ]    [ ]       [ ]
                              -------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3I. Proposal to Eliminate the Fundamental Policy Regarding Investments in Options and Future Contracts.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investing In Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.

     For  Against  Abstain

     [ ]    [ ]      [ ]

(Date)









Dear Financial Adviser:

Included in a proxy statement being mailed to all shareholders of Selected Funds are two proposals that we wanted to explain further to you.

For shareholders of Selected American Shares and Selected Special Fund, we are requesting that certain of the investment restrictions be broadened. The most significant relates to our status as a diversified fund. While we would maintain this status, we would replace the current 5% restriction which prevents portfolio managers from adding to a holding if it already represents more than 5% of the Fund's assets. In its place, this 5% restriction would apply to 75% of the portfolio and portfolio managers would be allowed to add to 5% or greater positions as long as the sum of these does not exceed 25%.

For shareholders in all Selected Funds, they will be requested to vote on a change in control of the investment adviser, Davis Selected Advisers, L.P. ("DSA"). In essence, a company controlled by Shelby M.C. Davis will transfer to a company controlled by Christopher Davis the general partnership shares of DSA. While minor from an economic standpoint, this transfer will result in a change of control as defined by the Investment Company Act of 1940 and requires shareholder approval.

We thank you for your continued support.

Sincerely,





Christopher C. Davis